Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

(CCSO) | Carbon Collective Climate Solutions U.S. Equity ETF (the “Fund”)

listed on The Nasdaq Stock Market, LLC

April 4, 2025

Supplement to the

Prospectus and Summary Prospectus, each dated November 28, 2024, as previously supplemented

Effective immediately, the Principal Investment Strategies section is hereby supplemented to include the following additional filter description, which is added directly following the paragraph titled “Step 5 - Fraudulent Claims Filter:.”

Sub-Adviser Discretionary Filter

In addition to passing Steps 1-5, the Sub-Adviser may apply a discretionary filter designed to exclude companies that, in its assessment, present a significant risk of loss. This filter may be applied even if a company otherwise meets all of the Fund’s stated selection criteria. In determining whether to exclude a company under this filter, the Sub-Adviser may consider factors such as a deterioration in financial condition, significant legal or regulatory issues, material governance concerns, or adverse industry or macroeconomic developments that could materially impair the company’s value or stability. This discretionary filter is intended to provide the Sub-Adviser with flexibility to respond to evolving risks and preserve the integrity of the Fund’s overall investment strategy.

Please retain this Supplement for future reference.